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                             LONGLEAF PARTNERS FUND

                        LONGLEAF PARTNERS SMALL-CAP FUND

                                   Series of

                         LONGLEAF PARTNERS FUNDS TRUST

                              Investment Counsel

                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                          6075 Poplar Ave., Suite 900
                               Memphis, TN 38119

                         (800) 488-4191 (901) 761-2474

[LONGLEAF PARTNERS LOGO]

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                 SUPPLEMENT TO PROSPECTUS DATED MARCH 24, 1997
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          CHANGES IN DIVERSIFICATION RULES AND INVESTMENT RESTRICTIONS

At the 1997 Annual Meeting of Shareholders of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund on May 13, 1997, shareholders approved a number of changes in the Funds' investment restrictions and policies, including the following:

    CHANGE TO NON-DIVERSIFIED FUNDS. The Funds have adopted as fundamental investment policy the diversification standards of the Internal Revenue Code, thereby changing the Funds from diversified funds under the Investment Company Act of 1940 (which requires that at least 75% of the portfolio be diversified), to non-diversified funds using the Internal Revenue Code diversification standards (which require that at least 50% of the portfolio be diversified). In the diversified portion of the portfolio, no single investment may exceed 5% of net assets, and the Funds may not own more than 10% of a company's voting securities. In the non-diversified portion, no single investment may exceed 25% of assets.

    CHANGES IN OTHER INVESTMENT RESTRICTIONS. There have been changes in other investment restrictions in order to increase the Funds' investment flexibility, to manage investment risk more effectively, and to eliminate those restrictions no longer required by state law. Some of the most important changes include the following:

         - The Funds may invest up to 30% of total assets in foreign securities.

         - The Funds may use put and call options, combinations of such options and financial futures primarily to hedge portfolio holdings to reduce market risk. In addition, the Funds may hedge portfolio holdings in foreign securities with foreign currency contracts in order to minimize the risks of changes in foreign currency valuations.

         - The Funds may borrow up to 30% of total assets for temporary or emergency purposes to clear transactions, and for investment purposes.

The Funds are in the process of obtaining clearance of a new Prospectus and Statement of Additional Information which describes these changes in full. Prospective shareholders may obtain additional information by calling the Funds at (800) 488-4191.

                       CLOSING OF FUNDS TO NEW INVESTORS

Longleaf Partners Fund and Longleaf Partners Small-Cap Fund are closed to new investors until further notice. Shareholders who redeem their accounts below the initial investment minimum of $10,000 may not make further investments until the Funds re-open. The Funds remain open to the following investors or their clients:

         - Shareholders of the particular Fund on the date of its closing and their immediate family members.

         - Shareholders who had an account balance of at least $250,000 in one of the Longleaf Funds on July 31, 1997.

         - Financial advisors, consultants, or institutions having clients invested in the particular Fund on July 31, 1997.

         - Institutions or affiliates having an investment advisory relationship with Southeastern Asset Management, Inc. of at least $2,000,000, and employees and affiliates of Southeastern Asset Management, Inc. and their relatives.